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			  SECURITIES AND EXCHANGE COMMISSION
				WASHINGTON, D.C.   20549



					FORM 8-K


				     CURRENT REPORT
			   PURSUANT TO SECTION 13 OR 15(d) OF
			  THE SECURITIES EXCHANGE ACT OF 1934

	Date of report (Date of earliest event reported):  May 10, 2007



	 Versar Inc. (Exact Name of Registrant as Specified in its Charter)


				    Delaware
			(State or Other Jurisdiction) 1-9309
			(Commission File Number) 54-0852979
			(IRS Employer Identification No.)


		  6850 Versar Center, Springfield, Virginia 22151
		     (Address of Principal Executive Offices)


				  (703) 750-3000
		 (Registrants Telephone Number, Including Area Code)


				  Not Applicable
		(Former Name or Former Address, if Changed Since Last Report)




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Item 2.02.  Results of Operations and Financial Condition


In accordance with SEC Release No. 33-8255, the following information is furnished:


On May 10, 2007, Versar, Inc. announced via press release the Company's results for its third quarter ended March 30, 2007. A copy of this Company's press release is attached as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.



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       SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




VERSAR, INC.

Date:  May 10, 2007

By    /S/
     _______________________________________
     James C. Dobbs
     Senior Vice President & General Counsel










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